Exhibit 10.2

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Agreement”) is dated as of April 17, 2026, by and between Idaho Copper Corporation, a Nevada corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Buyer” and collectively, the “Buyers”).

RECITALS.

A. The Company and the Buyers are executing and delivering this Agreement in connection with the Company’s private placement offering (the “Offering”), in one or more closings, of Convertible Promissory Notes convertible to shares of common stock of the Company (the “Conversion Shares”) at a price of $6.00 per share, subject to adjustment as set forth in the Notes, in substantially the form attached hereto as Exhibit A (each, a “Note” and, collectively, the “Notes”). In connection with the Buyers’ purchase of Notes in the Offering, the Company will issue to each Buyer a warrant, in substantially the form attached hereto as Exhibit B (each, a “Warrant” and, collectively, the “Warrants”), representing the Buyer’s right to purchase an additional number of shares of the Company’s common stock equal to the principal amount of the Notes purchased by such Buyer in this offering divided by the initial Voluntary Conversion Price thereunder of $6.00 per share (the “Warrant Shares”), exercisable within five (5) years from the date of the issuance, at an exercise price of $7.50 per share, subject to adjustment as set forth in the Warrants. The Notes, the Warrants, the Conversion Shares, and the Warrant Shares are hereinafter referred to collectively as the “Securities.”

B. The Offering is being made on a reasonable best-efforts basis to “accredited investors,” as defined in Regulation D (“Regulation D”) in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506(b) of Regulation D as promulgated by the United States Securities and Exchange Commission (the “SEC” or the “Commission”) under the Securities Act.

C. The Company is offering a minimum of $1,000,000 in principal amount of Notes (the “Minimum Offering Amount”), and a maximum of $4,000,000 in principal amount of Notes, (the “Maximum Offering Amount”). At the sole discretion of the Company, the Maximum Offering Amount may be increased to a total of $8,000,000.

NOW THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement, the Company and each Buyer hereby agree as follows:

1. Purchase and Sale.

(i) Subscription. The undersigned Buyer hereby subscribes to purchase the amount of Notes set forth on the signature page attached hereto (the “Signature Page”), for the aggregate subscription price (the “Subscription Price”) as set forth on such Signature Page, subject to the terms and conditions of this Agreement and on the basis of the representations, warranties, covenants and agreements contained herein. The initial closing and any subsequent closings of the purchase and sale of the Notes and the issuance of Warrants shall be referred to as a “Closing,” and the date on which such Closing occurs hereinafter referred to as the “Closing Date” and shall take place at the offices of the Company or remotely by facsimile transmission or other electronic means as the parties may mutually agree.

(ii) Company Discretion. The Buyer understands and agrees that the Company, in its sole discretion, reserves the right to accept or reject this or any other subscription, in whole or in part, notwithstanding prior receipt by the Buyer of notice of acceptance of this subscription. The Company shall have no obligation hereunder until the Company shall execute and deliver to the Buyer an executed copy of this Agreement. If this subscription is rejected in whole, or the Offering is terminated, all funds received from the Buyer will be returned without interest or offset, and this Agreement shall thereafter be of no further force or effect. If this subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest or offset, and this Agreement will continue in full force and effect to the extent this subscription was accepted.

(iii) Closing Deliveries. On or prior to the Closing, the parties shall deliver the following:

(a) Each party shall deliver this Agreement, duly executed by the Company or the Buyer, as applicable;

(b) The Company shall deliver to the Buyer the Securities (in such denominations as the Buyer shall have paid for) as stated on the Signature Page.

(c) The Company shall deliver a certificate of the Chief Executive Officer of the Company (the “Closing Certificate”), dated as of the Closing Date, certifying the resolutions adopted by the Board of Directors of the Company approving the transactions contemplated by this Agreement and the other transaction documents and the issuance of the Notes and Warrants;

(d) Each Buyer shall deliver to the Company, a fully completed and duly executed Accredited Investor Certification; and the full Subscription Price pursuant to instructions set forth below;

(e) The Company shall deliver to the Buyer the legal opinion (the “Legal Opinion”) of The Crone Law Group, P.C., counsel to the Company (the “Company Counsel”), in form and substance reasonably acceptable to ThinkEquity LLC (the “Placement Agent”) and the Buyer;

(iv) The Company shall deliver to the Buyer written agreements (the “Lock-Up Agreements”), in form and substance reasonably acceptable to the Placement Agent and the Buyer between the Company and the executive officers and directors of the Company, restricting certain transactions until such time when (a) all Securities are registered or able to be sold without restriction pursuant to Rule 144 of the Securities Act and (b) the Lock-Up Period has terminated.

2. Buyer’s Representations and Warranties. The Buyer represents and warrants to the Company that:

(i) Investment Purpose. As of the date hereof and as of the Closing Date, the Buyer is acquiring the Securities for Buyer’s own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act.

(ii) Accredited Investor Status. The Buyer is, as of the date hereof and on each date on which it exercises the Warrants, an “accredited investor” as defined in Rule 501(a) under the Securities Act. The Buyer has completed and delivered the U.S. Accredited Investor Certificate attached hereto or, if the Buyer is a Non-U.S. Person, the Buyer has completed and delivered the Non-U.S. Persons Investors certificate attached hereto, and represents and warrants that: (A) the Buyer is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulatory authorities (the “Authorities”) having application in the jurisdiction in which the Buyer is resident (the “International Jurisdiction”) which would apply to the acquisition of Securities, if any; (B) the Buyer is acquiring the Securities pursuant to exemptions from the prospectus and registration requirements under the applicable securities laws of the Authorities in the International Jurisdiction or, if such is not applicable, the Buyer is permitted to acquire the Securities under the applicable securities laws of the Authorities in the International Jurisdiction without the need to rely on any exemption; and (C) that, to the knowledge of the Buyer, the acquisition of the Securities does not contravene any applicable securities laws of the Authorities in the International Jurisdiction.

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(iii) Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

(iv) Information. The Buyer and the Buyer’s attorney, accountant, purchaser representative, or tax advisor (collectively, the “Advisors”) acknowledge that they have received all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer or its Advisors. The Company has not disclosed to the Buyer any material nonpublic information and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to the Buyer. Neither such inquiries nor any other due diligence investigation conducted by Buyer or any of its Advisors or representatives shall modify, amend or affect Buyer’s right to rely on the Company’s representations and warranties contained in Section 3 below. The Buyer is not aware of any facts that may constitute a breach of any of the Company’s representations and warranties made herein.

(v) Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

(vi) Transfer or Re-sale. The Buyer understands that the sale or re-sale of the Securities has not been and is not being registered under the Securities Act or any applicable state securities laws, and the Securities may not be transferred unless the Securities are sold pursuant to an effective registration statement under the Securities Act or a valid exemption from registration thereunder.

(vii) High Degree of Risk. The Buyer understands, represents, and acknowledges that (i) the acquisition of the Securities involves a high degree of risk and may result in a loss of the entire Subscription Price; (ii) the Company has limited working capital and limited sources of financing available as of the date of this Agreement; (iii) there is no assurance that the Company’s operations will be profitable or cash flow positive at any time in the future.

(viii) Access to Information. The Buyer acknowledges that the Buyer has had the opportunity to review the Company’s filings with the SEC, including without limitation, “Description of Business” and “Risk Factors,” in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2026 (the “2026 Report”), filed with the SEC on March 17, 2026 and all quarterly reports on Form 10-Q and Current Reports on Form 8-K filed prior to the filing of the 2026 Report, and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive satisfactory answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of the Buyer or its representatives or counsel shall modify, amend or affect such Buyer’s right to rely on the truth, accuracy and completeness of the SEC Reports and the Company’s representations and warranties contained in this Agreement. The Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed decision with respect to its acquisition of the Securities.

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(ix) Former Shell Status; Limited Public Market. The Buyer expressly acknowledges that the Company was previously a “shell company” as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Pursuant to Rule 144(i) under the Securities Act, securities issued by a current or former shell company that otherwise meet the holding period and other requirements of Rule 144 nevertheless cannot be sold in reliance on Rule 144 unless at the time of a proposed sale pursuant to Rule 144 the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and has filed all reports and other materials required to be filed by Section 13 or 15(d) of the Exchange Act, as applicable, during the preceding 12 months (or for such shorter period that the issuer was required to file such reports and materials), other than Current Reports on Form 8-K. As a result, the restrictive legends on the Securities, or if issued in certificated form, on the certificates for the Securities, cannot be removed except in connection with an actual sale meeting the foregoing requirements, or pursuant to an effective registration statement. The Buyer further acknowledges and understands that the Company’s stock has not been listed on any national securities exchange; that currently only a limited public market exists for the Conversion Shares and the Warrant Shares and that there can be no assurance that any public market for the Conversion Shares and the Warrant Shares will continue to exist. The Company has been subject to the reporting requirements of Section 15(d) or Section 12(g) of the Exchange Act for the preceding 90 days and has filed all reports required to be filed by Section 15(d) of the Exchange Act during the preceding 12 months.

(x) Pink Marketplace; No Eligibility for Proprietary Quotations. The Buyer understands and acknowledges that the common stock is quoted on the OTC Pink Marketplace, which is a quotation system, not a national securities exchange. In addition, the Buyer acknowledges that the Company currently is not eligible for proprietary broker-dealer quotations and that only unsolicited customer orders may be quoted. Buyer understands that such stocks have a higher risk of wider spreads, increased volatility, and price dislocations; and that in order for broker-dealers to be permitted to publish public brokerage quotations and provide continuous market making for the Company’s common stock, a market maker must to submit a new application to quote the Company’s common stock pursuant to SEC Rule 15c2-11, which needs to be approved by FINRA.

(xi) Residency. The Buyer is a resident of the jurisdiction set forth immediately below the Buyer’s name on the signature pages hereto.

(xii) No Solicitation. The Buyer is unaware of, is in no way relying on, and did not become aware of the offering of the Securities through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, in connection with the offering and sale of the Securities and is not subscribing for the Securities and did not become aware of the offering of the Securities through or as a result of any seminar or meeting to which the Buyer was invited by, or any solicitation of a subscription by, a person not previously known to the Buyer in connection with investments in securities generally.

(xiii) Brokerage Fees. The Buyer has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transaction contemplated hereby.

(xiv) Buyer’s Advisors. The Buyer and its Advisors, as the case may be, have such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Securities to evaluate the merits and risks of an investment in therein and in the Company and to make an informed investment decision with respect thereto.

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(xv) Buyer Liquidity. The Buyer has adequate means of providing for Buyer’s current financial needs and foreseeable contingencies and has no need for liquidity of its investment in the Securities for an indefinite period of time, and after purchasing the Securities the Buyer will be able to provide for any foreseeable current needs and possible personal contingencies. The Buyer must bear and acknowledges the substantial economic risks of the investment in the Securities including the risk of illiquidity and the risk of a complete loss of this investment.

(xvi) No Other Representations or Information. In evaluating the suitability of an investment in the Securities, the Buyer has not relied upon any representation or information (oral or written) with respect to the Company or its subsidiaries, or otherwise, other than as stated in this Agreement. No oral or written representations have been made, or oral or written information furnished, to the Buyer or its Advisors, if any, in connection with the offering of the Securities.

(xvii) Authorization; Enforcement. The Buyer has the requisite power and authority to enter into and perform this Agreement and to purchase the Securities, delivery and performance of this Agreement by the Buyer and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of the Buyer or its Board of Directors, stockholders, partners, members, as the case may be, is required. This Agreement has been duly authorized, executed and delivered by the Buyer and upon execution of this Agreement by the Company, constitute, or shall constitute when executed and delivered, a valid and binding obligation of the Buyer enforceable against the Buyer in accordance with the terms hereof and thereof, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(xviii) No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Buyer of the transactions contemplated hereby or relating hereto do not and will not (i) if the Buyer is not an individual, result in a violation of the Buyer’s charter documents or bylaws or other organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which the Buyer is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Buyer or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on the Buyer). The Buyer is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to purchase the Securities in accordance with the terms hereof.

(xx) The Buyer acknowledges that neither the Company nor any placement agent is acting as a financial advisor or fiduciary of the Buyer (or in any similar capacity) with respect to the transaction documents and the transactions contemplated hereby and thereby, and no investment advice has been given by the Company, any placement agent or any of their respective representatives or agents in connection with the transaction documents and the transactions contemplated hereby and thereby. The Buyer further represents to the Company that the Buyer’s decision to enter into the transaction documents has been based solely on the independent evaluation by the Buyer and the Buyer’s representatives.

(xxi) As of the applicable Closing, all actions on the part of the Buyer, and its officers, directors and partners, if applicable, necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Buyer hereunder shall have been taken, and this Agreement assuming due execution by the parties hereto and thereto, constitutes valid and legally binding obligations of the Buyer, enforceable in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies and, with respect to any rights to indemnity or contribution contained in the transaction documents, as such rights may be limited by state or federal laws or public policy underlying such laws.

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(xxii) The Buyer or its duly authorized representative realizes that because of the inherently speculative nature of businesses of the kind conducted and contemplated by the Company, the Company’s financial results may be expected to fluctuate from month to month and from period to period and will, generally, involve a high degree of financial and market risk that could result in substantial or, at times, even total losses for investors in securities of the Company. The Buyer has considered the risk factors in the SEC Reports before deciding to invest in the Securities.

(xxiii) All of the information concerning the Buyer set forth herein, and any other information furnished by the Buyer in writing to the Company or the placement agent for use in connection with the transactions contemplated by this Agreement, is true, correct and complete in all material respects as of the date of this Agreement, and, if there should be any material change in such information prior to the Buyer’s purchase of the Securities, the Buyer will promptly furnish revised or corrected information to the Company.

3. Representations and Warranties of the Company. The Company represents and warrants to the Buyer that:

(i) Organization and Qualification. The Company and each of its subsidiaries, if any, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business (as currently conducted and as described in the SEC Reports), such that the failure to so qualify would not have a Material Adverse Effect on the assets or business of the Company, its subsidiaries, or the ability of the Company to perform its obligations hereunder. A “Material Adverse Effect” refers to any event, change, circumstance, or other matter that has or could reasonably be anticipated to have, either on its own or in combination with other events, changes, circumstances, effects, or matters, with or without notice or the passage of time, a significant negative impact on: (a) the overall business, assets, liabilities, properties, condition (financial or otherwise), operating results, operations, or prospects of the Company, considered as a whole; or (b) the ability of the Company or the Buyer to fulfill their obligations under this Agreement or to promptly complete the transactions outlined in this Agreement.

(ii) Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement, and to consummate the transactions contemplated hereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, by the Company and the consummation by it of the transactions contemplated hereby (including without limitation, the issuance of the Securities and the issuance and reservation for issuance of the Warrants issuable upon conversion or exercise thereof) have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required, (iii) this Agreement has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other documents executed in connection herewith and bind the Company accordingly, and (iv) this Agreement constitutes, and upon execution and delivery by the Buyer, will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

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(iii) Issuance of Securities. The Securities are duly authorized and when issued in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable. The Warrant Shares are duly authorized and reserved for issuance and, upon the exercise of the Warrant in accordance with its terms, will be validly issued, fully paid and non-assessable. The Conversion Shares are duly authorized and reserved for issuance and, upon conversion of the Note in accordance with its terms, will be validly issued, fully paid and non-assessable. The issuance of the Notes, the Conversion Shares, the Warrants, and the Warrant Shares will be free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof.

(iv) Acknowledgment of Dilution. The Company understands and acknowledges the potentially dilutive effect the issuance of the Conversion Shares and the Warrant Shares may have upon its common stock. The Company further acknowledges that its obligation to issue Conversion Shares upon the conversion of the Notes and the obligation to issue the Warrant shares upon exercise of the Warrants is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

(v) No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Conversion Shares and the Warrant Shares) will not: (i) conflict with or result in a violation of any provision of its Articles of Incorporation or Bylaws; (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its subsidiaries is a party; (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.

(vi) Acknowledgment Regarding Buyer’ Purchase of Securities. The Company acknowledges and agrees that the Buyer is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by the Buyer or any of its respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Buyer’ purchase of the Securities. The Company further represents to the Buyer that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.

(vii) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Securities to the Buyer. The issuance of the Securities to the Buyer will not be integrated with any other issuance of the Company’s securities (past, current or future) for purposes of any shareholder approval provisions applicable to the Company or its securities.

(viii) SEC Reports. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, as the Company was required by law or regulation (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”). As of their respective filing dates, or to the extent corrected by a subsequent restatement, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

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(ix) No Disqualification Events. With respect to the Securities to be offered and sold hereunder in reliance on Rule 506 under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale, any person that has been or will be paid (directly or indirectly) remuneration for solicitation of Buyers in connection with the sale of Securities (each, an “Issuer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2)(ii–iv) or (d)(3) of the Securities Act. The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e) of the Securities Act. The Company will notify the Buyers in writing, prior to the Closing Date, of: (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, reasonably be expected to become a Disqualification Event relating to any Issuer Covered Person, in each case of which it is aware.

(x) No General Solicitation. Neither the Company, nor to its knowledge any of its Affiliates (as defined below), or any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer, sale or issuance of the Securities. “Affiliate” means, with respect to any person, any other person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such person, as such terms are used in and construed under Rule 144 under the Securities Act (“Rule 144”). With respect to the Buyer, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as the Buyer will be deemed to be an Affiliate of the Buyer.

(xi) Environmental Law. Except as, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect: (x) the Company and each subsidiary is in compliance and has complied with all applicable Environmental Laws (as defined below); (y) the Company or its applicable Subsidiary is in possession of all Authorizations required pursuant to Environmental Laws to conduct their respective businesses as currently conducted and as described in the SEC Reports and (z) the Company or its applicable Subsidiary is in material compliance with all terms and conditions of such Authorizations. There is no Action pending or threatened in writing (or to the Company’s knowledge, threatened orally) relating to any violation or noncompliance with any Environmental Law involving the Company or any subsidiary. For purposes of this Agreement, “Environmental Law” means any national, state, provincial or local Law, statute, rule or regulation or the common law relating to the environment or occupational health and safety, including without limitation any statute, regulation, administrative decision or order pertaining to (A) treatment, storage, disposal, generation and transportation of Hazardous Substances; (B) air, water and noise pollution; (C) groundwater and soil contamination; (D) the release or threatened release into the environment of industrial, toxic or hazardous materials or substances, or solid or hazardous waste, including without limitation emissions, discharges, injections, spills, escapes or dumping of pollutants, contaminants or chemicals; (E) the protection of wild life, marine life and wetlands, including without limitation all endangered and threatened species; (F) storage tanks, vessels, containers, abandoned or discarded barrels, and other closed receptacles; (G) health and safety of employees and other persons; and (H) manufacturing, processing, using, distributing, treating, storing, disposing, transporting or handling of Hazardous Substances. As used above, the terms “release” and “environment” shall have the meaning set forth in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

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(xii) Authorizations. The Company and each of its subsidiaries holds, and is operating in compliance with, all authorizations, licenses, permits, approvals, clearances, registrations, exemptions, consents, certificates, waivers, filings, qualifications, foreign counterparts and any other entity or body exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to United States federal, state or local government or foreign, or other governmental, including any department, commission, board, agency, bureau, official or other regulatory, administrative or judicial or arbitral authority thereto (each a “Governmental Authority”) and supplements and amendments thereto (collectively, “Authorizations”) required for the conduct of its business as currently conducted and as described in the SEC Reports, or that are otherwise material to the business of the Company and its Subsidiaries, in all applicable jurisdictions, except as would not reasonably be expected to have a Material Adverse Effect. All Authorizations held by the Company or its Subsidiaries are valid and in full force and effect. Neither the Company nor any of its Subsidiaries is in material violation of any terms of any such Authorizations; and neither the Company nor any of its subsidiaries has received written notice from any Governmental Authority of any revocation or modification of any such Authorization, or written notice (or to the Company’s knowledge, oral notice) that such revocation or modification is being considered, except to the extent that any such revocation or modification would not be reasonably expected to have a Material Adverse Effect.

(xiii) Regulatory Compliance. The Company and each of its subsidiaries is in compliance with all applicable federal, state, local and foreign laws. Neither the Company nor any of its subsidiaries has, either voluntarily or involuntarily, initiated, conducted, or issued or caused to be initiated, conducted or issued, any other notice or action relating to any alleged product defect or violation and, to the Company’s knowledge, no third party has initiated or conducted any such notice or action relating to any of the Company’s products in development. Neither the Company nor any of its subsidiaries is a party to any corporate integrity agreement, deferred prosecution agreement, monitoring agreement, consent decree, settlement order, or similar agreements, or has any reporting obligations pursuant to any such agreement, plan or correction or other remedial measure entered into with any Governmental Authority.

(xiv) Tax Status. The Company and each Subsidiary has filed (taking into account any valid extensions) all federal, state, local and foreign income and all other material returns, declarations, reports, elections, designations, or information returns or statements made to a Governmental Authority relating to Taxes, including any schedules or attachments thereto and any amendments thereof (collectively, “Tax Returns”) required to be made or filed by it or with respect to it by any jurisdiction to which it is subject. Such Tax Returns accurately reflect, in all material respects, the Tax liabilities of the Company and its Subsidiaries (other than Taxes not yet due and payable). The Company and each Subsidiary has timely paid all income Taxes and all other material Taxes and other material governmental assessments and material charges, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and for which the Company and its Subsidiaries have adequately reserved and accrued for in accordance with GAAP. The Company has reserved and accrued on its books provisions in accordance with GAAP amounts that are reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid Taxes in any material amount claimed to be due from the Company or any Subsidiary by the taxing authority of any jurisdiction. There are no pending or threatened in writing (or to the Company’s knowledge, threatened orally) Actions by the taxing authority of any jurisdiction against the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries is a party to, or otherwise bound by, any Tax indemnity, Tax sharing or Tax allocation agreement (but not including any agreement whose primary subject matter is not Taxes) (a “Tax Agreement”). The Company is not a “United States real property holding corporation” within the meaning of Section 897(c) of the Internal Revenue Code of 1986, as amended (the “Code”). For purposes of this Agreement, “Tax” or “Taxes” means (i) any and all U.S. federal, state, local, or non-U.S. taxes, assessment, levy or other charges, including net or gross income, gross receipts, net proceeds, estimated, sales, use, ad valorem, value added, franchise, license, withholding, payroll, employment, excise, property (including both real and personal), unclaimed property remittance/escheat, deed, stamp, alternative or add-on minimum, occupation, severance, unemployment, social security, workers’ compensation, capital, premium, windfall profit, environmental, custom duties, fees, transfer and registration taxes, and any governmental charges in the nature of a tax imposed by a Governmental Authority, (ii) any liability for the payment of any amounts of any of the foregoing types as a result of being a member of an Affiliated, consolidated, combined or unitary group, or being a party to any agreement or arrangement whereby liability for payment of such amounts was determined or taken into account with reference to the liability of any other person and (iii) any liability for the payment of any amounts as a result of being a party to any Tax Agreement.

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(xv) Material Changes. Except for the transactions contemplated hereby, since the date of the latest balance sheet of the Company included in the SEC Reports, (i) there have been no events, occurrences or developments that have had or would reasonably be expected to have a Material Adverse Effect with respect to the Company, (ii) there have not been any changes in the assets, financial condition, business or operations of the Company from that reflected in the financial statements except changes in the ordinary course of business which have not been, either individually or in the aggregate, materially adverse to the business, properties, financial condition, results of operations or future prospects of the Company, (iii) none of the Company or its subsidiaries has altered its method of accounting or the manner in which it keeps its accounting books and records, and (iv) none of the Company its subsidiaries has declared or made any dividend or distribution of cash or other property to its stockholders or equity holders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than in connection with repurchases of unvested stock issued to employees of the Company). The Company and its subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Initial Closing, will not be Insolvent (as defined below). “Insolvent” means, with respect to the Company, on a consolidated basis with its Subsidiaries, (i) the present fair saleable value of the Company’s and its subsidiaries’ assets is less than the amount required to pay the Company’s and its subsidiaries’ total indebtedness, (ii) the Company and its Subsidiaries are unable to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (iii) the Company and its Subsidiaries intend to incur or believe that they will incur debts that would be beyond their ability to pay as such debts mature.

(xvi) Sarbanes-Oxley. The Company is in compliance in all material respects with all of the provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it.

(xvii) Brokers’ Fees. Neither of the Company nor any of its Subsidiaries has any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement, except for the payment of agreed fees and expenses to the placement agent for the Offering.

4. Conditions Precedent to The Company’s Obligations to Sell. The obligation of the Company hereunder to issue and sell the Securities to the Buyer at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions thereto, provided, that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

(i) The Buyer shall have executed this Agreement and delivered the same to the Company.

(ii) The Buyer shall have delivered the Subscription Price pursuant to the Company’s instructions set forth below.

(iii) The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing Date.

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(iv) No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

(v) The Buyer shall have performed or complied with in all material respects all obligations and covenants herein required to be performed by the Buyer on or prior to the applicable Closing.

5. Conditions Precedent to the Buyer’s Obligation to Purchase. The obligation of the Buyer hereunder to purchase the Securities at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for the Buyer’s sole benefit and may be waived by the Buyer at any time in its sole discretion:

(i) The Company shall have executed this Agreement and delivered the same to the Buyer.

(ii) The Company shall have delivered to the Buyer the Securities (in such denominations as the Buyer shall have paid for) as stated on the Signature Page.

(iii) The Company shall have delivered to the Buyer the Lock-Up Agreements.

(iv) The Company shall have delivered to the Buyer the Legal Opinion of the Company Counsel.

(v) The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

(vi) No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

(vii) The Company shall have performed or complied with in all material respects all obligations and covenants herein required to be performed by it on or prior to the applicable Closing.

(viii) In connection with the initial closing only, the Company shall have received proceeds from the Offering equal to or greater than the Minimum Offering Amount.

(ix) The Company and each of its Subsidiaries is a corporation or other business entity duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation.

(x) The transactions contemplated by this Agreement and the other transaction documents, including the sale and issuance of the Securities, shall be legally permitted by all laws and regulations to which the Company is subject or which are otherwise applicable to the transactions contemplated by the transaction documents.

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6. Legends. The Buyer understands that the Securities, until such time as they have been registered under the Securities Act or may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

“NEITHER THE ISSUANCE AND SALE OF THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

The legend set forth above shall be removed and the Company’s transfer agent, VStock Transfer, LLC, or any successor transfer agent duly appointed by the Company (the “Transfer Agent”) shall issue the Securities without such legend to the holder of any shares upon which it is placed on the books of the Company, if, unless otherwise required by applicable state securities laws, such Security is registered for sale under an effective registration statement filed under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold.

The Company shall, at its expense, cause its counsel to issue a legal opinion to the Transfer Agent and/or any Buyer promptly after the effective date of the Registration Statement if required by the Transfer Agent or if requested by a Buyer to effect the removal of the legend hereunder or if requested by a Buyer. The Company agrees that following the effective date of the Registration Statement or at such time as such legend is no longer required under this Section 4.1(c), it will, no later than the earlier of (i) one (1) day on which the NYSE American trading (a “Trading Day”) and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined below) following the delivery by a Buyer to the Company or the Transfer Agent of a certificate representing Securities, as applicable, issued with a restrictive legend (such date, the “Legend Removal Date”), deliver or cause to be delivered to such Buyer a certificate representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this subsection. Certificates for Securities subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Buyer by crediting the account of the Buyer’s prime broker with the Depository Trust Company System as directed by such Buyer. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of a certificate representing or DRS statements evidencing Securities issued with a restrictive legend.

7. Registration Rights. On or before the earlier of: (i) the six (6) month anniversary of the Company’s initial listing on a national securities exchange; or (ii) the maturity date of the Note, the Company shall file with the SEC a registration statement on Form S-1 (or, if available to the Company, Form S-3) (the “Registration Statement”) registering: (i) the resale by the Warrant holders at such time of all Warrant Shares issuable upon exercise of the then-outstanding Warrants, and (ii) the resale of the then-outstanding Conversion Shares by the holders of the Conversion Shares at such time.

8. Furnishing of Information; Public Information.

(i) Until the earliest of the time that no Buyer owns Securities the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

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(ii) Provided that the registration statement registering the Conversion Shares and Warrant Shares pursuant to this Subscription Agreement is not effective and available for use, at any time during the period commencing from the six (6) month anniversary of the date hereof and ending at such time that all of the Conversion Shares and Warrant Shares may be sold pursuant to an effective registration statement or without the requirement for the Company to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, if the Company (i) shall fail for any reason to satisfy the current public information requirement under Rule 144(c) or (ii) has ever been an issuer described in Rule 144(i)(1)(i) or becomes such an issuer in the future, and the Company shall fail to satisfy any condition set forth in Rule 144(i)(2) (a “Public Information Failure”) then, in addition to such Buyer’s other available remedies, the Company shall pay to a Buyer, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay in or reduction of its ability to sell the Conversion Shares and Warrant Shares, an amount in cash equal to one percent (1%) of the aggregate Subscription Amount of such Buyer’s Securities remaining to be sold on the day of a Public Information Failure and on every thirtieth (30th) day (pro-rated for periods totaling less than thirty days) thereafter until the earlier of (a) the date such Public Information Failure is cured, and (b) such time that such public information is no longer required for the Buyer to transfer the Conversion Shares and Warrant Shares pursuant to Rule 144. The payments to which a Buyer shall be entitled pursuant to this Section 4.2(b) are referred to herein as “Public Information Failure Payments.” Public Information Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Public Information Failure Payments are incurred and (ii) the third (3rd) business day after the event or failure giving rise to the Public Information Failure Payments is cured. In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full. Nothing herein shall limit such Buyer’s right to pursue actual damages for the Public Information Failure, and such Buyer shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The parties agree that the maximum aggregate Public Information Failure Payments payable to a Buyer under this Agreement shall be 10% of the aggregate subscription amount paid by such Buyer pursuant to this Agreement.

9. Lock-Up. The Buyer acknowledges that the Note and Warrant shall be immediately convertible and exercisable, respectively, and agrees that with respect to the Conversion Shares and Warrant Shares, from the time of the initial listing of the Company’s Common Stock on a national securities exchange and continuing for a period of six (6) months thereafter (the “Lock-Up Period”), the Buyer shall not: (i) lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Conversion Shares or Warrant Shares, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Conversion Shares or Warrant Shares, or (iii) publicly disclose the intention to do any of the foregoing, whether any such transaction described in clauses (i), (ii), or (iii) above is to be settled by delivery of Conversion Shares or Warrant Shares or other securities, in cash or otherwise. Notwithstanding the provisions set forth in this paragraph, the Buyer may transfer Conversion Shares and/or Warrant Shares during the Lock-Up Period: (i) to any affiliates of the Buyer, or any related investment funds or vehicles controlled or managed by any officer, director or manager of the Buyer or any of their affiliates; (ii) in the case of an individual, by gift to a member of such individual’s immediate family or to a trust, the beneficiary of which is such individual or a member of such individual’s immediate family or an affiliate of such person, or to a charitable organization; (iii) in the case of an individual, by virtue of laws of descent and distribution upon death of such individual; (iv) in the case of an individual, pursuant to a qualified domestic relations order, divorce settlement, divorce decree or separation agreement; (v) to a nominee or custodian of a person to whom a transfer would be permitted under clauses (i) through (iv) above; provided, however, that all such transfers shall agree in writing to abide by the terms described in this paragraph.

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10. Indemnification of Purchasers. Subject to the provisions of this Section 7, the Company will indemnify and hold each Buyer and its directors, officers, shareholders, members, partners, employees and agents (and any other persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Buyer (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against the Purchaser Parties in any capacity (including a Purchaser Party’s status as an investor), or any of them or their respective Affiliates, by the Company or any stockholder of the Company who is not an Affiliate of such Purchaser Party, arising out of or relating to any of the transactions contemplated herein or in respect of the other transaction documents (the “Transaction Documents”). For the avoidance of doubt, the indemnification provided herein is intended to, and shall also cover, direct claims brought by the Company against the Purchaser Parties; provided, however, that such indemnification shall not cover any loss, claim, damage or liability to the extent it is finally judicially determined to be attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in any Transaction Document or any conduct by a Purchaser Party which is finally judicially determined to constitute fraud, gross negligence or willful misconduct. If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and, except with respect to direct claims brought by the Company, the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel to the applicable Purchaser Party (which may be internal counsel), a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed. In addition, if any Purchaser Party takes actions to collect amounts due under any Transaction Documents or to enforce the provisions of any Transaction Documents, then the Company shall pay the costs incurred by such Purchaser Party for such collection, enforcement or action, including, but not limited to, attorneys’ fees and disbursements. The indemnification and other payment obligations required by this Section 7 shall be made by periodic payments of the amount thereof during the course of the investigation, defense, collection, enforcement or action, as and when bills are received or are incurred; provided, that if any Purchaser Party is finally judicially determined not to be entitled to indemnification or payment under this Section 7, such Purchaser Party shall promptly reimburse the Company for any payments that are advanced under this sentence. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

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11. Most Favored Nation Protection. Until the earlier of: (i) the conversion or payment in full of all amounts due and owing under the Notes or the exercise in full of the Warrants, as applicable; or (ii) the initial listing of the Company’s Common Stock on a national securities exchange, upon any issuance by the Company of any new security or the amendment by the Company of any existing security, with any term that the Buyer reasonably believes is more favorable to the holder of such security, or with a term in favor of the holder of such security that the Buyer reasonably believes was not similarly provided to the Buyer, then (i) the Buyer shall notify the Company of such additional or more favorable term within three (3) Trading Days of the issuance or amendment (as applicable) of the respective security or if later, within three (3) Trading Days of the Company providing the Buyer written notice of the transaction accompanied by copies of the definitive transaction documents, and (ii) such term, at the Buyer’s option, shall become a part of the Buyer’s Notes or Warrants, as applicable. The types of terms contained in another security that may be more favorable to the holder of such security include, but are not limited to, terms addressing conversion or exercise prices or discounts, conversion or exercise pricing lookback periods, and discounts to the effective price per share of an offering. If the Buyer elects to have the term become a part of the Notes or Warrants, as applicable, then the Company shall immediately deliver acknowledgment of such adjustment in form and substance reasonably satisfactory to the Buyer (the “Acknowledgement”) within one (1) Trading Day of Company’s receipt of request from the Buyer, provided that Company’s failure to timely provide the Acknowledgement shall not affect the automatic amendments contemplated hereby.

12. Miscellaneous.

(i) Governing Law; Venue; Attorney’s Fees. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal actions, claims, suits, investigations or proceedings (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened (each, a “Proceeding”) concerning the interpretations, enforcement and defense of the transactions contemplated by this Subscription Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Subscription Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party hereto shall commence a Proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 10, the prevailing party in such a Proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding. EACH PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR UNDER ANY OTHER DOCUMENT EXECUTED IN CONNECTION WITH THIS AGREEMENT, OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, AND (III) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

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(ii) Use of Proceeds. The Company currently intends to use the net proceeds from the Offering for general corporate and working capital purposes, including the Company’s operations and growth initiatives.

(iii) The placement agent shall be an express third party beneficiary of the representations and warranties of the Company and the Buyer included in Sections 2 and 3 of this Agreement. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(iv) Form D; Blue Sky Qualification. The Company agrees to timely file a Form D with respect to the Securities and to provide a copy thereof, promptly upon request of the Buyer. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Buyer at such Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of the Buyer.

(v) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party hereto and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile or other electronic transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(vi) Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

(vii) Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

(viii) Entire Agreement; Amendments; Waivers. This Agreement and the instruments referenced herein contain the entire understanding of the parties hereto with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the majority in interest of the Buyer and by the Company. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Buyers holding at least a majority in interest of the Securities based on the initial subscription amounts hereunder (or, prior to the Closing, the Company and each Buyer) or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought, provided that if any amendment, modification or waiver disproportionately and adversely impacts a Buyer (or group of Buyers), the consent of such disproportionately impacted Buyer (or group of Buyers) shall also be required. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any proposed amendment or waiver that disproportionately, materially and adversely affects the rights and obligations of any Buyer relative to the comparable rights and obligations of the other Buyers shall require the prior written consent of such adversely affected Buyer. Any amendment effected in accordance with this Section 8(viii) shall be binding upon each Purchaser and holder of Securities and the Company.

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(ix) Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by an internationally recognized overnight courier service, by facsimile, or other form of electronic transmission) or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties hereto at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this section. The addresses for such communications shall be:

If to the Company:	Idaho Copper Corporation
800 W. Main Street, Ste 1460
Boise, Idaho 83702
Attention: Robert Scannell
Chief Financial Officer
Email: rscannell@idaho-copper.com

With a copy to:(which shall not constitute notice)	The Crone Law Group, P.C.
Lexington Avenue, Suite 2446
New York, NY 10170
Attn: Cassi Olson Esq.
E-mail: colson@cronelawgroup.com

If to a Buyer:	To the address set forth under such Buyer’s name on the signature page hereof; or such other address as may be designated in writing hereafter, in the same manner, by such person

(x) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. Neither the Company nor the Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other.

(xi) Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and except as otherwise set forth herein, is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(xii) Survival. The representations and warranties of the Company and the agreements and covenants set forth in this Agreement shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Buyer.

(xiii) Expenses. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any exercise notice delivered by a Buyer), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Buyers.

(xiv) Further Assurances. Each party hereto shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

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(xv) No Strict Construction. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

(xvi) Independent Nature of Buyers’ Obligations and Rights. The obligations of each Buyer hereunder are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under this Agreement. The decision of each Buyer to purchase the Securities has been made by such Buyer independently of any other Buyer and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Buyer or by any agent or employee of any other Buyer, and no Buyer and any of its agents or employees shall have any liability to any other Buyer (or any other person) relating to or arising from any such information, materials, statement or opinions. Nothing contained herein, and no action taken by any Buyer pursuant thereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby. Each Buyer acknowledges that no other Buyer has acted as agent for such Buyer in connection with making its investment hereunder and that no Buyer will be acting as agent of such Buyer in connection with monitoring its investment in the Securities or enforcing its rights thereunder. Each Buyer shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose. Each Buyer has been represented by its own separate legal counsel in its review and negotiation of this Agreement and the transactions contemplated hereby.

Risks Related to Our Business

Our ability to continue the exploration, permitting, development, and construction of the project, and to continue as a going concern, will depend in part on our ability to obtain suitable financing.

We have limited financial resources. We will need external financing to develop and construct the project and to complete the permitting process. Although the Company’s current capital resources and liquidity has included approximately $4 million in funding since 2023, we project that we will need approximately $12 million for fiscal year 2026. We expect to seek additional financing through joint ventures, capital markets, private financing sources, and the exercise of outstanding warrants and options.

We do not currently have sufficient funds or committed financing necessary to undertake a Preliminary Feasibility Study (PFS), a Bankable Feasibility Study (BFS) or commence construction of the Project, and we may be unable to raise the necessary funds.

The United States Forest Service (USFS) published a Final Decision Notice (DN) and Finding of no Significant Impact (FONSI) in the first quarter of 2025, approving the Company’s Drilling Plan of Operations (PoO). The PoO, along with satisfying bonding and other conditions, would allow the Company to carry out drilling and additional exploration activities at its Property, in conjunction with a Preliminary Feasibility Study (PFS). The estimated budget for the PFS is $40 million.

Following the PFS, the Company will prepare a Bankable Feasibility Study (BFS) incorporating permitting (including a federal Environmental Impact Statement (EIS)), Project Design Engineering, baseline environmental work, and other studies, reports and documents necessary to reach an investment decision. Following a positive investment decision, the Company would seek funding to build the Project. According to the TRS, as of December 31, 2020, the total initial capital cost estimate for the Project was approximately $1,263 million. Although we have not updated our capital cost estimates, based on significant inflation and increased financing costs since 2020, we expect the actual cost estimates to be higher than the 2020 estimate. These cost estimates may change materially due to inflation, competition or other unforeseen challenges at the Project site.

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We do not currently have sufficient funds or committed financing to fund the PFS, the BFS, or commence construction of the Project. Our ability to obtain sufficient funds or committed financing may be impacted by various factors, including, but not limited to, our ability to raise additional funds at acceptable rates or at all; unfavorable interest rates; the incurrence of additional debt, which may be subject to certain restrictive covenants; restrictions on our use of government funding; dilution resulting from additional equity financing; our ability to control certain property as a result of our entry into joint ventures or other similar arrangements; and the loss of certain economic benefits of our property as a result of our entry into royalty agreements.

Our failure to obtain sufficient financing could result in the delay or indefinite postponement of exploration, permitting, development, construction, or production at the Project. The cost and terms of such financing may significantly reduce the expected benefits from development of the Project and/or render such development uneconomic. There can be no assurance that additional capital or other types of financing will be available when needed or that, if available, the terms of such financing will be favorable. Our failure to obtain financing could have a material adverse effect on our growth strategy and results of operations and financial condition.

The Company does not have a full staff of technical people and relies upon outside consultants to provide critical services.

The Company has a relatively small staff and depends upon its ability to hire consultants with the appropriate background and expertise. The Company’s inability to hire the appropriate consultants at the appropriate time could adversely impact the Company’s ability to advance its exploration and permitting activities. For example, the Company will need to hire additional staff and consultants in order to commence construction of the project.

We have no history of commercially producing metals from our mineral properties and there can be no assurance that we will successfully establish mining operations or profitably produce metals.

The project is not in production or currently under construction, and we have no ongoing mining operations or revenue from mining operations. Mineral exploration and development has a high degree of risk and few properties that are explored are ultimately developed into producing mines. The future development of the project will require obtaining federal and state permits and financing and the construction and operation of mines, processing plants and related infrastructure. As a result, we are subject to all of the risks associated with establishing new mining operations and business enterprises, including, among others:

●	The need to obtain necessary environmental and other governmental approvals and permits, and the timing and conditions of those approvals and permits;
●	The potential that future exploration and development of mineral claims on or near the project site may be impacted by litigation and/or consent decrees entered into by previous owners of mineral rights;
●	The availability and cost of funds to finance construction and development activities;
●	The timing and cost, which can be considerable, of the construction of mining and processing facilities as well as other related infrastructure;
●	Potential opposition from non-governmental organizations, environmental groups or local groups which may delay or prevent development activities;
●	Potential increases in construction and operating costs due to changes in the cost of labor, fuel, power, materials and supplies, services, and foreign exchange rates;

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●	The availability and cost of skilled labor and mining equipment; and
●	The availability and cost of appropriate smelting and/or refining arrangements.

The costs, timing and complexities of mine construction and development are increased by the remote location of the project, with additional challenges related thereto, including access, water and power supply, and other support infrastructure. Cost estimates may increase significantly as more detailed engineering work and studies are completed. New mining operations commonly experience unexpected costs, problems and delays during development, construction, and mine start-up. In addition, delays in the commencement of mineral production often occur. Accordingly, there are no assurances that our activities will result in profitable mining operations, that we will successfully establish mining operations, or that we will profitably produce metals at the Project.

In addition, there is no assurance that our mineral exploration activities will result in any discoveries of new ore bodies. If further mineralization is discovered there is also no assurance that the mineralized material would be economical for commercial production. Discovery of mineral deposits is dependent upon a number of factors and significantly influenced by the technical skill of the exploration personnel involved. The commercial viability of a mineral deposit is also dependent upon a number of factors which are beyond our control, including the attributes of the deposit, commodity prices, government policies and regulation, and environmental protection requirements.

Mineral resource exploration and, if warranted, development, is a speculative business, characterized by a number of significant risks, including, among other things, unprofitable efforts resulting not only from the failure to discover mineral deposits but also from finding mineral deposits, which, though present, are insufficient in volume and/or grade to return a profit from production. There is no certainty that the expenditures that have been made and may be made in the future by the Company related to the exploration of its properties will result in discoveries of mineralized material in commercially viable quantities.

Most exploration projects do not result in the discovery of commercially viable mineral deposits and no assurance can be given that any particular level of recovery or mineral reserves will in fact be realized or that any identified mineral deposit will ever qualify as a commercially viable deposit which can be legally and economically exploited.

The Company’s mineral resource and mineral reserve estimates may not be indicative of the actual copper that can be mined.

Assay results from core drilling or reverse circulation drilling can be subject to errors at the laboratory analyzing the drill samples. In addition, reverse circulation or core drilling may lead to samples which may not be representative of the copper or other metals in the entire deposit. Mineral resource and mineral reserve estimates are based on interpretation of available facts and extrapolation or interpolation of data and may not be representative of the actual deposit. In the context of mineral exploration and future development, there is inherent variability between duplicate samples taken adjacent to each other and between sampling points that cannot be reasonably eliminated. There may also be unknown geologic details that have not been identified or correctly appreciated at the current level of delineation in these types of investigations. This results in uncertainties that cannot be reasonably eliminated from the estimation process. Some of the resulting variances can have a positive effect and others can have a negative effect on mining and processing operations. The calculations of amounts of mineralized material within mineral resources and mineral reserves are estimates only. Actual recoveries of copper and other potential by-products from mineral resources and mineral reserves may be lower than those indicated by test work. Any material change in the quantity of mineralization, grade, tonnage or stripping ratio, or the price of copper and other potential by-products, may affect the economic viability of a mineral property. In addition, there can be no assurance that the recoveries of copper and other potential by-products in small-scale laboratory tests will be duplicated in larger scale pilot plant tests under on-site conditions or during production. Notwithstanding the results of any metallurgical testing or pilot plant tests for metallurgy and other factors, there remains the possibility that the ore may not react in commercial production in the same manner as it did in testing.

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Mining and metallurgy are an inexact science and, accordingly, there always remains an element of risk that a mine may not prove to be commercially viable. Until a deposit is actually mined and processed, the quantity of mineral reserves, mineral resources and grades must be considered as estimates only. In addition, the determination and valuation of mineral reserves and mineral resources is based on, among other things, assumed metal prices. Market fluctuations and metal prices may render mineral resources and mineral reserves uneconomic. Any material change in quantity of mineral reserves, mineral resources, grade, tonnage, percent extraction of those mineral reserves recoverable by underground mining techniques or stripping ratio for those mineral reserves recoverable by open pit mining techniques may affect the economic viability of a mining project, including the project and any future operations in which the Company has a direct or indirect interest. Any or all of these factors may lead to mineral resource and/or mineral reserve estimates being overstated, the mineable copper that can be received from the project being less than the mineral resource and mineral reserve estimates, and the project not being a viable project.

If the Company’s mineral resource and mineral reserve estimates for the project are not indicative of actual grades of copper and other potential by-products, the Company will have to continue to explore for a viable deposit or cease operations.

The Company faces numerous uncertainties in estimating economically recoverable mineral reserves and mineral resources, and inaccuracies in estimates could result in lower than expected revenues, higher than expected costs and decreased profitability.

Information concerning our mining properties in Item 2, Properties has been prepared in accordance with the requirements of S-K 1300. A mineral is economically recoverable when the price at which it can be sold exceeds the costs and expenses of mining, processing and selling the mineral. Mineral reserve and mineral resource estimates of the copper and other minerals in our mining properties are based on many factors, including engineering, economic and geological data assembled and analyzed by internal staff and third parties, which includes various engineers and geologists, the area and volume covered by mining rights, assumptions regarding extraction rates and duration of mining operations, and the quality of in-place mineral reserves and mineral resources. The mineral reserve and mineral resource estimates as to both quantity and quality are updated from time to time to reflect, among other matters, new data received. According to the TRS, as of December 31, 2020, the total initial capital cost estimate for the project was approximately $1,263 million. The Company has not updated its capital cost estimates as of January 31, 2025, however, based on significant inflation and increased financing costs since 2020, the Company expects the actual cost estimates to be higher than the 2020 estimate. These cost estimates may change materially due to inflation, competition or other unforeseen challenges at the Project site.

There are numerous uncertainties inherent in estimating quantities and qualities of minerals and costs to mine recoverable mineral reserves and mineral resources, including many factors beyond the Company’s control. Estimates of mineral reserves and mineral resources necessarily depend upon a number of variable factors and assumptions, any one of which may, if incorrect, result in an estimate that varies considerably from actual results. These factors and assumptions include, among others:

●	Geologic and mining conditions, including the Company’s ability to access certain mineral deposits as a result of the nature of the geologic formations of the deposits or other factors, which may not be fully identified by available exploration data;
●	Demand for the Company’s minerals;
●	Contractual arrangements, operating costs and capital expenditures;
●	Development and reclamation costs;
●	Mining technology and processing improvements;
●	The effects of regulation by governmental agencies and adverse judicial decisions;
●	The ability to obtain, maintain and renew all required permits;
●	Employee health and safety; and

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●	The Company’s ability to convert all or any part of mineral resources to economically extractable mineral reserves.

As a result, actual tonnage recovered from identified mining properties and estimated revenues, expenditures and cash flows with respect to mineral reserves and mineral resources may vary materially from estimates. Thus, these estimates may not accurately reflect the Company’s actual minable or recoverable mineral reserves and mineral resources. Any material inaccuracy in estimates related to the Company’s mineral reserves or mineral resources could result in lower than expected revenues, higher than expected costs or decreased profitability and changes in future cash flow, which could materially and adversely affect the Company’s business, results of operations, financial position and cash flows. Additionally, reserve and resource estimates may be adversely affected in the future by interpretations of, or changes to, the SEC’s property disclosure requirements for mining companies.

The Company has a history of net losses and expects losses to continue for the foreseeable future.

We have a history of net losses, and we expect to incur net losses for the foreseeable future. The project has not advanced to the commercial production stage, and we have no history of earnings or cash flow from operations. We expect to continue to incur net losses unless and until such time the project commences commercial production and generates sufficient revenues to fund continuing operations. The development of our mineral properties to achieve production will require the commitment of substantial financial resources. The amount and timing of expenditures will depend on a number of factors, including the progress of ongoing exploration and development, the results of consultants’ analyses and recommendations, the rate at which operating losses are incurred, the process of obtaining required government permits and approvals, responding to opposition to the project, including potential litigation, the availability and cost of financing, the participation of our partners, and the execution of any sale or joint venture agreements with strategic partners. These factors, and others, are beyond our control. There is no assurance that we will be profitable in the future.

We have a limited property portfolio.

At present, our only material mineral property is the interest that we hold through our subsidiary in the project. Unless we acquire or develop additional mineral properties, we will be solely dependent upon this property. If no additional mineral properties are acquired by us, any adverse development affecting our operations and further development at the project may have a material adverse effect on our financial condition and results of operations.

We are subject to National Environmental Policy Act of 1970 (NEPA) review and may be unable to obtain or retain necessary permits, which could adversely affect our operations.

Our mining and exploration development activities are subject to extensive permitting requirements which can be costly to comply with and involve extended timelines. Specifically, we are subject to NEPA review. Formal review under NEPA is extensive and involves multiple actions, including public scoping, coordination with cooperating agencies, the release of environmental assessments and impact statements followed by public comment and objections, potential administrative objections, and the issuance of a final record of decision. Delays in the NEPA process, such as we are unable to timely obtain a record of decision from the United States Forest Service or fail to obtain requisite ancillary permits, may adversely impact our operations. Additionally, to the extent that we are granted necessary permits, we may be subject to a number of Project requirements or conditions including the installation or undertaking of programs to safeguard protected species and their habitat, sites, or otherwise limit the impacts of our operations. Previously obtained permits may be suspended or revoked for a variety of reasons. While we strive to comply with and conclude the NEPA review process, and obtain and comply with all necessary permits and approvals, any failure to do so may have negative impacts upon our business or financial condition, such as increased delays, curtailment of our operations, increased costs, implementation of mitigation or remediation requirements, the potential for litigation or regulatory action, and damage to our reputation.

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We are subject to extensive environmental laws and regulations, where compliance failure may impact our operations.

Our mining, exploration, and development operations are subject to extensive environmental, health, and safety laws and regulations in the jurisdictions in which we operate and include those relating to the discharge and remediation of materials in the environment, waste and materials management, and natural resource protection and preservation. Numerous governmental authorities, such as the U.S. Environmental Protection Agency, and analogous state agencies, have the authority to enforce compliance with these laws and regulations and the permits issued thereunder, oftentimes requiring difficult and costly response actions. Certain environmental laws, such as CERCLA, impose strict, joint and several liability for costs required to remediate and restore sites where hazardous substances have been stored or released, including sites subject to legacy contamination. We may be required to remediate contaminated properties currently owned and operated by us regardless of whether such contamination resulted from our actions or from the conduct of others. Additionally, claims for damages to persons or property, including damages to natural resources, may result from the environmental, health, and safety impacts of our operations.

We may incur substantial costs to maintain compliance with environmental, health, and safety laws and regulations and such costs could increase if existing laws and regulations are revised or reinterpreted or if new laws or regulations become applicable to our operations. Failure to comply with these environmental, health, and safety laws and regulations may result in the imposition of restrictions on our operations, administrative civil or criminal liabilities, injunctions, third-party property damage or personal injury claims, investigatory cleanup or other remedial obligations, or other adverse effects on our business, financial condition, or operations. Current and future legislative, regulatory, and judicial action could result in changes to operating permits, material changes in operations, and increased capital and operating expenditures, among others.

Our operations are also subject to extensive laws and regulations governing worker health and safety and require us to ensure our employees receive adequate training and guidance to follow applicable environmental, health, and safety policies, procedures, and programs. Failure to comply with applicable legal requirements may cause us to incur significant legal liability, penalties, or fines, result in reputational damage, and negatively impact our employee retention. Our mines will be inspected on a regular basis by government regulators who may issue orders and citations if they believe a violation of applicable mining health and safety laws has occurred. In such cases, we may be subject to fines, penalties, or sanctions, and our operations temporarily shut down. Additionally, future changes in applicable laws and regulations, including more rigorous enforcement, could have an adverse impact on operations and result in increased material expenditures to achieve compliance.

Our operations, including permitting, may be subject to legal challenges which could result in adverse impacts to our business and financial condition.

Our mining, exploration, and development operations, and the permits required for such activities, may be subject to legal challenges at the international, federal, state, and local level by various parties. Such legal challenges may allege non-compliance with laws and regulations or the improper grant of permits by regulatory authorities. On June 25, 2025, several non-governmental organizations filed a lawsuit challenging the USFS decision to grant the Company an exploration operating permit at its CuMo Project (as defined herein). Even if we prevail, the litigation may be time-consuming and expensive, diverting management’s attention from core business operations and potentially causing delays in expansion plans or regulatory approvals. There can be no assurance regarding the outcome of this litigation or its potential impact on our business, financial condition, and results of operations.

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Legal challenges may result in adverse impacts to permitting our planned operations such as increased defense costs, the performance of additional mitigation and remedial activities, or significant delays to our project. We may also be subject to more localized opposition, including efforts by environmental groups, which could attract negative publicity or have an adverse impact on our reputation.

Additionally, our project is located in a district with significant impacts from legacy mining operations prior to our acquisition of and tenure at the sites.

Our operations are subject to climate change risks.

Climate change may result in various and presently unknown physical risks, such as the increased frequency or intensity of extreme weather events or changes in meteorological and hydrological patterns that could adversely impact our business. Such physical risks may result in damage to our facilities causing our operations to temporarily slow down or come to a stop. Moreover, the physical risks associated with climate change could have financial implications for our business, such as increased capital or operating costs, and additional expenditures to maintain or increase the resiliency of our facilities and implement contingency measures. Moreover, our planned operations may be subject to challenge on the basis that they contribute adversely to climate change.

Mineral prices are subject to dramatic and unpredictable fluctuations.

The Company expects to derive revenues from the sale of its mineral resource properties or from the extraction and sale of molybdenum, silver, copper, and rhenium, and associated minerals. The price of those commodities has fluctuated widely in recent years. It is affected by numerous factors beyond the Company’s control, including international, economic, and political trends, expectations of inflation, currency exchange fluctuations, interest rates, global or regional consumptive patterns, speculative activities, and increased production due to new extraction developments and improved extraction and production methods. The effect of these factors on the price of copper and other metals, and therefore the economic viability of any of the Company’s exploration properties and projects, cannot accurately be predicted.

The Company’s title to its mineral properties and its validity may be disputed in the future by others claiming title to all or part of such properties.

The validity of mining rights may, in certain cases, be uncertain and subject to being contested. The Company’s mining rights, claims and other land titles, particularly title to undeveloped properties, may be defective and open to being challenged by governmental authorities and local communities.

The Company’s properties consist of various mining concessions in the United States. Under U.S. law, the concessions may be subject to prior unregistered agreements or transfers, which may affect the validity of the Company’s ownership of such concessions. A claim by a third party asserting prior unregistered agreements or transfer on any of the Company’s mineral properties, especially where commercially viable mineral reserves have been located, could adversely result in the Company losing commercially viable mineral reserves. Even if a claim is unsuccessful, it may potentially affect the Company’s current activities due to the high costs of defending against such claims and its impact on senior management’s time. If the Company loses a commercially viable mineral reserve, such a loss could lower the Company’s revenues or cause it to cease operations if this mineral reserve represented all or a significant portion of the Company’s operations at the time of the loss.

Certain of the Company’s properties may be subject to the rights or the asserted rights of various community stakeholders. The presence of community stakeholders may also impact on the Company’s ability to explore, develop or, in potentially the future, operate its mining properties. In certain circumstances, consultation with such stakeholders may be required and the outcome may affect the Company’s ability to explore, develop or operate its mining properties.

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Certain of the Company’s mineral rights consist of unpatented mining claims. Unpatented mining claims present unique title risks due to the rules for validity and the opportunities for third-party challenge. These claims are also subject to legal uncertainty.

Risk of Termination or Non-Completion of Mining Claims Agreements Due to Force Majeure.

Fifty-four (54) of the 126 unpatented mining claims contained within the Company’s land package are owned by a third party who has granted the Company the option to acquire these claims pursuant to a Mining Claims Agreement dated July 6, 2017, (the “MCA”), which was modified by the First Amendment to the MCA dated August 19, 2025 (the “Amendment”). The MCA is currently suspended due to the occurrence of a Force Majeure event. Under the terms of the MCA, the Force Majeure provisions allow for the temporary suspension of obligations when events beyond the control of the parties—such as natural disasters, political instability, or other unforeseen circumstances including actions or inaction, or lawsuits which delay or prevent receipt of governmental permits or the right to conduct operations thereunder —occur. While the MCA remains in place during the suspension period, there is no assurance that the Force Majeure event will be resolved in a timely manner or at all. If the underlying circumstances persist indefinitely or are not satisfactorily resolved, the purchase and sale of the mining claims may never materialize. This could materially and adversely affect our ability to acquire or develop the underlying mining assets, impact our strategic growth plans, and limit future revenue opportunities.

The Company faces substantial competition within the mining industry from other mineral companies with much greater financial and technical resources and the Company may not be able to effectively compete.

The mineral resource industry is intensively competitive in all of its phases, and the Company competes with many companies possessing much greater financial and technical research resources. Competition is particularly intense with respect to the acquisition of desirable undeveloped copper and gold properties. The principal competitive factors in the acquisition of such undeveloped properties include the staff and data necessary to identify, investigate and purchase such properties, and the financial resources necessary to acquire and develop such properties. Competition could adversely affect the Company’s ability to advance the project or to acquire suitable prospects for exploration in the future on terms it considers acceptable. Increased competition could adversely affect the Company’s ability to attract necessary capital funding or acquire an interest in additional properties.

The Company depends on key personnel for critical management decisions and industry contacts but does not maintain key person insurance.

The Company is dependent on a relatively small number of key personnel, the loss of any of whom could have an adverse effect on the operations of the Company. The Company’s success is dependent to a great degree on its ability to attract and retain highly qualified management personnel. The loss of any such key personnel, through incapacity or otherwise, would require the Company to seek and retain other qualified personnel and could compromise the pace and success of its exploration and permitting activities. The Company does not maintain key person insurance in the event of a loss of any such key personnel.

Certain Company directors and officers also serve as officers and/or directors of other mining companies, which may give rise to conflicts.

Certain Company directors and officers are also directors, officers or shareholders of other companies that are similarly engaged in the business of acquiring, developing and exploiting natural resource properties. Such associations may give rise to conflicts of interest from time to time. Directors and officers of the Company with conflicts of interest are subject to and are required to follow the procedures set out in applicable corporate and securities legislation, regulations, rules and the Company’s policies.

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The Company’s business involves risks for which the Company may not be adequately insured, if it is insured at all.

During exploration and development of, and production from, mineral properties, certain risks, and in particular, unexpected or unusual geological operating conditions including landslides, ground failures, fires, flooding and earthquakes may occur. It is not always possible to fully insure against such risks. The Company does not currently have insurance against all such risks and may decide not to take out insurance against all such risks as a result of high premiums or other reasons. Should such liabilities arise, they could reduce or eliminate any future profitability and result in increasing costs and a decline in the value of the securities of the Company.

Additionally, the Company is not insured against most environmental risks. Insurance against all environmental risks (including potential liability for pollution or other hazards as a result of the disposal of waste products by third parties occurring as part of historic exploration and production) has not been generally available to companies within the industry. The Company periodically evaluates the cost and coverage of the insurance that is available against certain environmental risks to determine if it would be appropriate to obtain such insurance. Without such insurance, or with limited amounts of such insurance, and should the Company become subject to environmental liabilities, the payment of such liabilities would reduce or eliminate its available funds or could exceed the funds the Company has to pay such liabilities and could result in bankruptcy. Should the Company be unable to fully fund the remedial cost of an environmental problem, it might be required to enter into costly interim compliance measures pending completion of the required remedy.

A shortage of supplies and equipment, or the inability to obtain such supplies and equipment when needed and at expected prices, could adversely affect the Company’s ability to operate its business.

The Company is dependent on various supplies and equipment to carry out its activities. The shortage of such supplies, equipment and parts, or the inability to obtain such supplies and equipment when needed, whether as a result of inflated costs, supply chain disruptions or other reasons, could have a material adverse effect on the Company’s ability to carry out its activities and therefore have a material adverse effect on the cost of doing business.

Risks Related to Our Industry

Resource exploration and development is a high risk, speculative business.

Resource exploration and development is a speculative business, characterized by a high number of failures. Substantial expenditures are required to discover new deposits and to develop the infrastructure, mining and processing facilities at any site chosen for mining. Resource exploration and development also involves a high degree of risk, which even a combination of experience, knowledge and careful evaluation may not be able to adequately mitigate. Few properties that are explored are ultimately developed into producing mines, and there is no assurance that commercial quantities of ore will be discovered on any of the Company’s exploration properties. There is also no assurance that, even if commercial quantities of ore are discovered, a mineral property will be brought into commercial production, or if brought into production, that it will be profitable. The discovery of mineral deposits is dependent upon a number of factors, including the technical skill of the exploration personnel involved. The commercial viability of a mineral deposit is also dependent upon, among a number of other factors, it’s size, grade, proximity to infrastructure, current metal prices, and government regulations, including regulations relating to required permits, royalties, allowable production, importing and exporting of minerals and environmental protection. The exact effect of these factors cannot be accurately predicted, but any one of these factors, or the combination of any of these factors, may prevent the Company from receiving an adequate return on invested capital. In addition, depending on the type of mining operation involved, several years can elapse from the initial phase of drilling until commercial operations are commenced. Some ore reserves may become unprofitable to develop if there are unfavorable long-term market price fluctuations in gold or other metals, or if there are significant increases in operating or capital costs. Most of the above factors are beyond the Company’s control, and it is difficult to ensure that the exploration or development programs proposed by the Company will result in a profitable commercial mining operation.

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Mineral exploration and development is subject to numerous industry operating hazards and risks, many of which are beyond the Company’s control and any one of which may have an adverse effect on its financial condition and operations.

The project, and any future operations in which the Company has a direct or indirect interest, will be subject to all the hazards and risks normally incidental to resource companies and mining in general. Environmental hazards, unusual or unexpected geological operating conditions, such as rock bursts, structural cave-ins and landslides, fires, earthquakes and flooding, power outages, labor disruptions, industrial accidents such as explosions, unexpected mining dilution, metallurgical and other processing issues, metal losses and periodic interruptions due to inclement or hazardous weather conditions, and the inability to obtain suitable or adequate machinery, equipment or labor, are some of the industry operating risks involved in the conduct of exploration programs and the operation of mines. If any of these events were to occur, they could cause injury or loss of life, environmental damage, operational delays, monetary losses and/or severe damage to or destruction of mineral properties, production facilities or other properties. As a result, the Company could be the subject of a regulatory investigation, potentially leading to penalties and suspension of operations. In addition, the Company may have to make expensive repairs and could be subject to legal liability as an outcome of regulatory enforcement. The occurrence of any of these operating risks and hazards may have an adverse effect on the Company’s financial condition and operations, and correspondingly on the value and price of the Company’s common shares.

The Company may not be able to obtain insurance to cover these risks at affordable premiums or at all. Insurance against certain environmental risks, including potential liability for pollution or other hazards as a result of operations or other mining activities, is not generally available to the Company or to other companies within the mining industry. The Company may suffer a materially adverse effect on its business if it incurs losses related to any significant events that are not covered by its insurance policies. Please also see, among other things, the risk factor found under the subheading “The Company’s business involves risks for which the Company may not be adequately insured, if it is insured at all” above.

Metal prices have fluctuated widely in the past and are expected to continue to do so in the future, which may adversely affect the amount of revenues derived from future commercial production.

The commercial feasibility of the project and the Company’s ability to arrange funding to conduct its planned exploration projects is dependent on, among other things, the price of copper and other potential by-products. Depending on the price to be received for any minerals produced, the Company may determine that it is impractical to commence or continue commercial production. A reduction in the price of copper or other potential by-products may prevent the project from being economically mined or result in the write-off of assets whose value is impaired as a result of low copper or other metals prices.

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Future revenues, if any, are expected to be in large part derived from the future mining and sale of copper and other potential by-products or interests related thereto. The prices of these commodities fluctuate and are affected by numerous factors beyond the Company’s control, including, among others:

●	International economic and political conditions;
●	Central bank purchases and sales;
●	Expectations of inflation or deflation;
●	International currency exchange rates;
●	Interest rates;
●	Global or regional consumptive patterns;
●	Speculative activities;
●	Levels of supply and demand;
●	Increased production due to new mine developments;
●	Decreased production due to mine closures;
●	Improved mining and production methods;
●	Availability and costs of metal substitutes;
●	Metal stock levels maintained by producers and others; and
●	Inventory carrying costs.

The effect of these factors on the price of copper and other potential by-products cannot be accurately predicted. If the price of copper and other potential by-products decreases, the value of the Company’s assets would be adversely affected, thereby adversely impacting the value and price of the Company’s common shares.

While the price of copper has recently been strong, there can be no assurance that copper prices will remain at such levels or be such that the project, and any future operations in which the Company has a direct or indirect interest, will be mined at a profit.

Rising metal prices encourage mining exploration, development, and construction activity, which in the past has increased demand for and cost of contract mining services and equipment.

Increases in metal prices tend to encourage increases in mining exploration, development, and construction activities. During past expansions, demand for and the cost of contract exploration, development and construction services and equipment have increased as well. Increased demand for and cost of services and equipment could cause project costs to increase materially, resulting in delays if services or equipment cannot be obtained in a timely manner due to inadequate availability, and increased potential for scheduling difficulties and cost increases due to the need to coordinate the availability of services or equipment, any of which could materially increase project exploration, development, or construction costs, result in project delays, or both. There can be no assurance that increased costs may not adversely affect the exploration and/or development of our mineral properties in the future.

Global financial markets can have a profound impact on the global economy in general and on the mining industry in particular.

Many industries, including the copper and other base metal mining industries, are impacted by global market conditions. Some of the key impacts of financial market turmoil can include contraction in credit markets resulting in a widening of credit risk, devaluations and high volatility in global and specifically mining equity markets, commodity, foreign exchange and base metal markets, and a lack of market liquidity. A slowdown in the financial markets or other economic conditions, including but not limited to, reduced consumer spending, increased unemployment rates, deteriorating business conditions, inflation, deflation, volatile fuel and energy costs, increased consumer debt levels, lack of available credit, lack of future financing, a prolonged recession, changes in interest rates and tax rates may adversely affect the Corporation’s growth and profitability potential. Specifically:

●	A global credit/liquidity crisis, or a significant increase in interest rates, could impact the cost and availability of financing and the Company’s overall liquidity;
●	The volatility of copper and other potential by-product prices may impact the Company’s future revenues, profits and cash flow;
●	Volatile energy prices, commodity and consumables prices and currency exchange rates impact potential production costs; and
●	The devaluation and volatility of global stock markets impacts the valuation of the Company’s equity securities, which may impact its ability to raise funds through the issuance of equity.

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Risks Related to Capital Structure

We believe we currently have ineffective internal control over financial reporting.

A material weakness is a deficiency, or combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of our annual or interim consolidated financial statements may not be prevented or detected on a timely basis. We identified a material weakness and believe we currently have ineffective internal control over financial reporting, primarily due: to the lack of sufficient accounting personnel to manage our financial accounting process, lack of segregation of duties, lack of proper accounting for complex financial instruments, lack of design and implementation of controls, which combined constituted a material weakness in our internal control over financial reporting.

We intend to remediate these deficiencies by putting into place proper internal controls and accounting systems to ensure effective internal control over its financial reporting. Completion of remediation does not provide assurance that our remediation or other controls will continue to operate properly or remain adequate and we cannot assure you that we will not identify additional material weaknesses in our internal control over financial reporting in the future. If we are unable to maintain effective internal control over financial reporting or disclosure controls and procedures, our ability to record, process and report financial information accurately, and to prepare financial statements within the time periods specified by the rules and forms of the SEC, could be adversely affected. This failure could negatively affect the market price and trading liquidity of our stock, cause investors to lose confidence in our reported financial information, subject us to civil and criminal investigations and penalties and generally materially and adversely impact our business and financial condition.

However, completion of remediation does not provide assurance that our remediation or other controls will continue to operate properly or remain adequate and we cannot assure you that we will not identify additional material weaknesses in our internal control over financial reporting in the future. If we are unable to maintain effective internal control over financial reporting or disclosure controls and procedures, our ability to record, process and report financial information accurately, and to prepare financial statements within the time periods specified by the rules and forms of the SEC, could be adversely affected. This failure could negatively affect the market price and trading liquidity of our stock, cause investors to lose confidence in our reported financial information, subject us to civil and criminal investigations and penalties and generally materially and adversely impact our business and financial condition

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If securities or industry analysts do not continue to publish research or reports about our business, or if they issue an adverse or misleading opinion regarding our stock, our stock price and trading volume could decline.

The trading market for our Common Stock is influenced by the research and reports that securities or industry analysts publish about us or our business. If analysts who cover us downgrade our Common Stock or publish inaccurate or unfavorable research about our business model or our stock performance, or if our results of operations fail to meet the expectations of analysts, the price of our Common Stock would likely decline. If one or more of these analysts cease coverage of us or fail to publish reports on us regularly, we could lose visibility in the financial markets, which in turn might cause the price of our Common Stock and trading volume to decline.

System security vulnerabilities, data breaches, and cyber-attacks could compromise proprietary or otherwise sensitive information or disrupt operations, which could adversely affect the Company’s business, reputation, operations, and stock price.

Information systems and other technologies, including those related to the Company’s financial and operational management, and its technical and environmental data, are an integral part of the Company’s business activities. Network and information systems related events, such as phishing attacks, computer hacking, cyber-attacks, computer viruses, worms or other destructive or disruptive software, process breakdowns, denial of service attacks, lost or misplaced data, programming errors, scams, burglary, human error, misdirected wire transfers, other malicious activities or any combination of the foregoing. We may also be adversely affected by power outages, natural disasters, terrorist attacks, or other similar events which could result in damages to the Company’s property, equipment and data. These events also could result in significant expenditures to repair or replace damaged property or information systems and/or to protect them from similar events in the future.

We have experienced cybersecurity incidents but have not suffered any material adverse impacts to our business and operations as a result of such incidents. No security measure is infallible. Our facilities and systems, and those of our third-party service providers, have been subject to certain cybersecurity incidents and are vulnerable to future adverse events. We may also identify previously undiscovered instances of security breaches or bad actors with present access to our systems.

In addition, as a general matter, the frequency and magnitude of cyber-attacks is increasing, and attackers have become more sophisticated. Cyber-attacks are similarly evolving and include without limitation use of malicious software, surveillance, credential stuffing, spear phishing, social engineering, use of deepfakes (i.e., highly realistic synthetic media generated by artificial intelligence), attempts to gain unauthorized access to data, and other electronic security breaches that could lead to disruptions in critical systems, unauthorized release of confidential or otherwise protected information and corruption of data. The Corporation may be unable to anticipate, detect or prevent future attacks, particularly as the methodologies used by attackers change frequently or are not recognizable until deployed. We may also be unable to investigate or remediate incidents as attackers are increasingly using techniques and tools designed to circumvent controls, to avoid detection, and to remove or obfuscate forensic evidence.

Furthermore, any security breaches such as misappropriation, misuse, leakage, falsification, accidental release or loss of information contained in the Company’s information technology systems including personnel and other data that could damage its reputation, trigger reporting or other requirements under material contracts and require the Company to expend significant capital and other resources to remedy any such security breach. Insurance held by the Company may mitigate losses, however, in any such events or security breaches, such insurance coverage may not be sufficient to cover any consequent losses or otherwise adequately compensate the Company for any disruptions to its business that may result, including loss or disruption of a material contract resulting from such breach. Insurance coverage may also be entirely unavailable. The occurrence of any such events or security breaches could have a material adverse effect on the business of the Company. In particular, a cybersecurity incident resulting in a security breach or failure to identify a security threat could disrupt our business and could result in the loss of sensitive, confidential information or other assets, as well as an inability to complete transactions, litigation including individual claims or class actions, regulatory enforcement, violation of privacy or securities laws and regulations, and remediation costs, all of which could materially impact our reputation, operations, or financial performance.

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There can be no assurance that these events and/or security breaches will not occur in the future or not have an adverse effect of the business, reputation, results of operations, and financial condition of the Company.

You may experience dilution of your ownership interests because of the future issuance of additional shares of Common Stock or other securities that are convertible into or exercisable for Common Stock or preferred stock.

In the future, the Company may issue authorized but previously unissued equity securities, resulting in the dilution of the ownership interests of present stockholders. The Company is authorized to issue an aggregate of 500,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, 200 of which are designated Series A Convertible Non-Voting Preferred Stock. Additional shares of Common Stock or other securities that are convertible into or exercisable for Common Stock may be issued in connection with hiring or retaining employees, future acquisitions, future sales of securities for capital raising purposes, or for other business purposes. The future issuance of any such additional shares of Common Stock may create downward pressure on the trading price of Common Stock.

We could face significant penalties for our failure to comply with the terms of our outstanding convertible notes.

Our convertible notes contain positive and negative covenants and customary events of default including requiring us in many cases to timely file SEC reports. In the event we are unable to perform our obligations under the convertible notes, or make timely payment, we could face significant penalties and/or liquidated damages and/or the conversion price of such notes could be adjusted downward significantly, all of which could have a material adverse effect on our results of operations and financial condition, or cause any investment in the Company to decline in value or become worthless. As of the date of this prospectus, we have not defaulted on the convertible notes.

Shares of Common Stock are subject to the “penny stock” rules of the SEC, and the trading market in the Company’s securities is limited, which makes transactions in its stock cumbersome and may reduce the value of an investment in its stock.

Rule 15g-9 under the Exchange Act establishes the definition of a “penny stock,” for the purposes relevant to the Company, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require: (a) that a broker or dealer approve a person’s account for transactions in penny stocks; and (b) the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased.

In order to approve a person’s account for transactions in penny stocks, the broker or dealer must: (a) obtain financial information and investment experience objectives of the person; and (b) make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prescribed by the Commission relating to the penny stock market, which, in highlight form: (a) sets forth the basis on which the broker or dealer made the suitability determination; and (b) that the broker or dealer received a signed, written agreement from the investor prior to the transaction. Generally, brokers may be less willing to execute transactions in securities subject to the “penny stock” rules. This may make it more difficult for investors to dispose of shares of Common Stock and may cause a decline in the market value of the Company’s stock.

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Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading and about the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

Because the Company does not intend to pay any cash dividends on its Common Stock, its stockholders will not be able to receive a return on their shares unless they sell them.

The Company intends to retain any future earnings to finance the development and expansion of its business. The Company does not anticipate paying any cash dividends on share of Common Stock in the foreseeable future. Unless the Company pays dividends, its stockholders will not be able to receive a return on their shares unless they sell them. The Company cannot assure its stockholders that they will be able to sell shares when they desire to do so.

Risks Related to this Offering

If you purchase our Common Stock in the offering, you will suffer immediate and substantial dilution of your investment.

The offering price of the Securities is substantially higher than the net tangible book value per share. Therefore, if you purchase Securities in the offering, your interest will be diluted immediately to the extent of the difference between the offering price and the net tangible book value per share after this offering.

We have broad discretion in the use of our net proceeds from the Securities sold in the offering and may not use them effectively.

Our management will have broad discretion in the application of the net proceeds from this offering and could spend the proceeds in ways that do not improve our operating results or enhance the value of our Common Stock. Our stockholders may not agree with the manner in which our management chooses to allocate and spend the net proceeds. The failure of our management to apply these funds effectively could result in financial losses that could have a material adverse effect on our business and cause the price of our Common Stock to decline. Pending their use, we may invest our net proceeds from this offering in a manner that does not produce income, or that loses value

Because we do not intend to pay dividends, stockholders will benefit from an investment in our common stock only if it appreciates in value.

We have never declared or paid any cash dividends on our Common Stock nor do we intend to do so. For the foreseeable future, it is expected that earnings, if any, generated from our operations will be used to finance the growth of our business, and that no dividends will be paid to holders of our Common Stock. As a result, the success of an investment in our Common Stock will depend upon any future appreciation in its value. There is no guarantee that our preferred stock or Common Stock will appreciate in value.

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An investment in the Securities is speculative and there can be no assurance of any return on any such investment.

An investment in the Securities is speculative and there is no assurance that investors will obtain any return on their investment. Investors will be subject to substantial risks involved in an investment in the Company, including the risk of losing their entire investment.

The Securities will be offered on a reasonable “best efforts” basis, and we may not raise the Maximum Offering Amount. If the Maximum Offering Amount is not raised, it may increase the amount of long-term debt or the amount of additional equity we need to raise.

We are offering the Notes on a reasonable “best efforts” basis. In a reasonable “best efforts” offering, there is no assurance that we will sell the Minimum Offering Amount or Maximum Offering Amount. Accordingly, we may close upon amounts less than the Maximum Offering Amount but not less than the Minimum Offering Amount, which may not provide us with sufficient funds to fully implement our business plan. If the Maximum Offering Amount is not sold, we may need to incur additional debt or raise additional equity in order to finance our operations. Increasing the amount of debt will increase our debt service obligations and make less cash available for distribution to our stockholders. Increasing the amount of additional equity we are required to raise will further dilute investors participating in this offering.

There has been no independent valuation of our stock, which means that our Securities may be worth less than the offering price in the offering.

The purchase price in the offering has been determined by us without independent valuation of our Securities. We established the offering price based on management’s estimate of the valuation of the Company’s Securities. This valuation is highly speculative and arbitrary. There is no relation to the market value, book value, or any other established criteria. We did not obtain an independent appraisal opinion on the valuation of our shares. Our Securities may have a value significantly less than the offering price, and the shares may never obtain a value equal to or greater than the offering price.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed as of the date first above written.

IDAHO COPPER CORPORATION

By:
Name:	Robert Scannell
Title:	Chief Financial Officer

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Investor Instructions and Questionnaires

Private Offering of (i) Convertible Promissory Notes, and

(ii) Warrants to purchase shares of Common Stock

Offering Amount:

Minimum: $1,000,000 Maximum: $4,000,000

(plus up to an additional $4,000,000 at the Company’s discretion)

Securities Purchase Agreement, Investor Questionnaires, and Exhibits

After completing all applicable items included herein, please return to:

ThinkEquity LLC

Email: thinkstern@think-equity.com

Phone: 646-547-2551

The enclosed package is being supplied to persons who have expressed an interest to purchase securities of

Idaho Copper Corporation (the “Company”).

Securities offered through ThinkEquity LLC

Placement Agent

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PRIVATE PLACEMENT

OFFERING OF IDAHO COPPER CORPORATION

SUBSCRIPTION INSTRUCTIONS

To subscribe to the private offering of Idaho Copper Corporation:

1.	Complete and Sign the Signature Page to the Securities Purchase Agreement, enclosed herein. The signature page will be held in escrow by the Placement Agent and shall be released once the Securities Purchase Agreement is fully executed in connection with or following the closing on the Minimum Offering Amount. The Offering may include one or more additional closings, on the same terms and conditions as the initial Closing.

2.	Initial the Accredited Investor Certification. Initial the enclosed Accredited Investor Certification form where appropriate.

3.	Complete and return the Investor Profile. Complete and return the Investor Profile.

4.	Complete the Customer Acknowledgement of Receipt of our Customer Relationship Summary. Complete and return the Customer Acknowledgement form.

5.	Scan and E-mail all Forms to Email: ThinkStern (thinkstern@think-equity.com),
Phone: 646-547-25516. Alternatively, we can send the subscription forms through Docusign.

6.	Please wire funds directly to the escrow account pursuant to the instructions indicated on the following page (unless other arrangements have been made); checks and ACH payments cannot be accepted:

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Escrow Account Wiring Instructions

If you are paying the Subscription Price by wire transfer, you should send a wire transfer for the exact dollar amount of the Subscription Price for the number of Securities you are purchasing according to the following instructions:

Bank:	US Bank
5065 Wooster Road
Cincinnati, OH 45226
ABA Routing #:	042000013
SWIFT CODE:	USBKUS441MT
Account Name:	CSC Delaware Trust Company
Account #:	[ ]
Reference:	“FFC: 1010015494 Idaho Copper
Escrow
[INSERT SUBSCRIBER’S NAME]”

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Idaho Copper Corporation – Investor Signature Page

IN WITNESS WHEREOF, the undersigned Buyer has caused this Agreement to be duly executed as of the date first above written.

Name of Purchaser:	_______________________________________________
Signature of Authorized Signatory of Purchaser:	_______________________________________________
Name and Title of Authorized Signatory:	_______________________________________________
Signature of Authorized Signatory of Purchaser, if Signing Jointly:	_______________________________________________
Name and Title of Authorized Signatory, if Signing Jointly:	_______________________________________________
Email Address of Authorized Signatory and for Notices:	_______________________________________________
Address for Notice to Purchaser:	_______________________________________________
Address for Delivery of Securities to Purchaser (if not same as Address for Notice):	_______________________________________________ _______________________________________________ _______________________________________________
Tax ID Number(s)/SSN of Purchaser:	_______________________________________________

Subscription Amount in $: ______________________________________

Beneficial Ownership Blocker (Common Stock, as converted, if applicable):

☐ 4.99% ☐ 9.99% ☐ Other: _______% ☐ None/Not Applicable

Beneficial Ownership Blocker in Warrant (if applicable):

☐ 4.99% ☐ 9.99% ☐ Other: _______% ☐ None/Not Applicable

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IDAHO COPPER CORPORATION

ACCREDITED INVESTOR CERTIFICATION

(all investors must CHECK one)

For natural persons:

( ) (A) a natural person whose individual net worth, or joint net worth with that person’s spouse (not counting the primary residence), at the time of his purchase exceeds $1,000,000;

( ) (B) a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

( ) (C) a natural person who is a director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of the issuer;

( ) (D) a natural person who holding in good standing one or more professional certifications or designations or credentials from an accredited educational institution that the Commission has designated as qualifying an individual for accredited investor status;

( ) (E) a natural person who is a “knowledgeable employee,” as defined in rule 3c-5(a)(4) under the Investment Company Act of 1940 (17 CFR 270.3c-5(a)(4)), of the issuer of the securities being offered or sold where the issuer would be an investment company, as defined in section 3 of such act, but for the exclusion provided by either section 3(c)(1) or section 3(c)(7) of such act;

For entities:

( ) (F) A bank as defined in section 3(a)(2) of the Securities Act of 1933 (the “Act”), or a savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; an investment adviser registered pursuant to section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state; an investment adviser relying on the exemption from registering with the Commission under section 203(l) or (m) of the Investment Advisers Act of 1940; an insurance company as defined in section 2(a)(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that act; a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; a Rural Business Investment Company as defined in section 384A of the Consolidated Farm and Rural Development Act; a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

( ) (G) a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940;

( ) (H) an organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or a partnership, with total assets in excess of $5,000,000, and which was not formed for the specific purpose of acquiring the Securities;

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( ) (I) a trust, with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the Securities whose purchase whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Act;

( ) (J) an entity in which all of the equity owners are accredited investors;

( ) (K) any other type of entity, not formed for the specific purpose of acquiring the Securities, owning “investments” (as defined in rule 2a51-1(b) under the Investment Company Act of 1940) in excess of $5,000,000;

( ) (L) a “family office,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940: (a) having at least $5,000,000 in assets under management; (b) which was not formed for the purpose of acquiring the Securities offered herein; (c) whose prospective investments are managed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risk of the prospective investment; or

( ) (M) A “family client,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, of a family office meeting the requirements in paragraph (L) above, and whose prospective investment in the issuer is directed by such family office.

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IDAHO COPPER CORPORATION
For Non-U.S. Person Investor
(all Investors who are not a U.S. Person must INITIAL this section):

Initial ______	The investor is not a “U.S. Person” as defined in Regulation S; and specifically, the investor is not:

A.	a natural person resident in the United States of America, including its territories and possessions (“United States”);

B.	a partnership or corporation organized or incorporated under the laws of the United States;

C.	an estate of which any executor or administrator is a U.S. Person;

D.	a trust of which any trustee is a U.S. Person;

E.	an agency or branch of a foreign entity located in the United States;

F.	a non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person;

G.	a discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; or

H.	a partnership or corporation: (i) organized or incorporated under the laws of any foreign jurisdiction; and (ii) formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

And, in addition:

I.	the investor was not offered the securities in the United States;

J.	at the time the buy-order for the securities was originated, the investor was outside the United States; and

K.	the investor is purchasing the securities for its own account and not on behalf of any U.S. Person (as defined in Regulation S) and a sale of the securities has not been pre- arranged with a purchaser in the United States.

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IDAHO COPPER CORPORATION

Investor Profile (Must be completed by Investor)

Section A – Personal Investor Information

For All Purchasers

Subscribing Entity or Individual(s) Name: __________________________________________________

Individual(s) executing this subscription: ___________________________________________________

Social Security Number(s) for all signatories: ________________________________________________

Entity Federal Tax I.D. Number: __________________________________________________________

Date(s) of Birth: _______________________________________________________________________

Maritial Status (if Individual investor): _____________________________________________________

Years Investment Experience: ____________________________________________________________

Check if you are a FINRA member or affiliate of a FINRA member firm: _________

Check Investment Objective(s) (See definitions on following page): ________Preservation of Capital
____Income ____Capital Appreciation ____Trading Profits _____Speculation ____Other (please specify)
The source of funds for this investment is my personal or my entity’s assets          Yes          No

For Purchasers as Individual or as Joint Tenants, Tenants in Common, and Community Property

Annual Income(s): _________________________________________________________________

Liquid Net Worth(s):  _______________________________________________________________

Net Worth(s) (excluding value of primary residence): _______________________________________

Select Tax Bracket(s): ________15% or below _____25% - 27.5% ___Over 27.5%

For Entity Purchasers

Identify all 20% or greater owners: ____________________________________________________

For All Purchasers, by the Primary Contact

Home Street Address:___________________________________________________________________

Home City, State & Zip Code: _____________________________________________________________

Home Phone:__________________ Home Fax: __________________ Home Email: ___________________

Employer: __________________________________

Type of Business: ____________________________

Employer Street Address: _________________________________________________________

Employer City, State & Zip Code: __________________________________________________

Bus. Phone:________________ Bus. Fax:________________ Bus. Email: ___________________

If you are a United States citizen, please list the number and jurisdiction of issuance of any other government-issued document evidencing residence and bearing a photograph or similar safeguard (such as a driver’s license or passport), and provide a photocopy of each of the documents you have listed.

If you are NOT a United States citizen, for each jurisdiction of which you are a citizen or in which you work or reside, please list (i) your passport number and country of issuance or (ii) alien identification card number AND (iii) number and country of issuance of any other government-issued document evidencing nationality or residence and bearing a photograph or similar safeguard, and provide a photocopy of each of these documents you have listed

Government-Issued Identification Document Number(s) and Jurisdiction(s): _______________________

In addition, please provide a legible photocopy of your Identification Document(s) with your subscription

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Section B – Investor Representations

(Please Check Each)

( ) I understand that an investment in the Offering is speculative and this characterization is consistent with my overall investment objectives. I seek a significant increase in the principal value of my investments and are willing to accept a corresponding greater degree of risk by investing in securities that have historically demonstrated a high degree of risk of loss of principal value to pursue this objective.

( ) I understand that an investment in the Offering is a long-term investment. It is consistent with my investment objectives and my financial situation that a return on an investment in the Offering if there is a return at all, may take three to five years or longer. I have no current or anticipated need for liquidity in my investment in the Offering that would require me to liquidate my investment over a shorter period of time and I can afford a loss of my entire investment in the Offering.

Section C – Securities Delivery Instructions

_______Please deliver Warrants to the Employer Address listed in Section A.

_______Please deliver Warrants to the Home Address listed in Section A.

_______Please deliver Warrants to the following address: ______________________________________

Investor Signature: ______________________________

Date: __________________________________________

Investor Signature: ______________________________

Date: __________________________________________

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Investment Objectives: The typical investment listed with each objective are only some examples of the kinds of investments that have historically been consistent with the listed objectives. However, neither the Company nor the Placement Agent can assure that any investment will achieve your intended objective. You must make your own investment decisions and determine for yourself if the investments you select are appropriate and consistent with your investment objectives.

Neither the Company nor the Placement Agent assumes responsibility to you for determining if the investments you selected are suitable for you.

Preservation of Capital: An investment objective of Preservation of Capital indicates you seek to maintain the principal value of your investments and are interested in investments that have historically demonstrated a very low degree of risk of loss of principal value. Some examples of typical investments might include money market funds and high quality, short-term fixed income products.

Income: An investment objective of Income indicates you seek to generate income from investments and are interested in investments that have historically demonstrated a low degree of risk of loss of principal value. Some examples of typical investments might include high quality, short and medium-term fixed income products, short-term bond funds and covered call options.

Capital Appreciation: An investment objective of Capital Appreciation indicates you seek to grow the principal value of your investments over time and are willing to invest in securities that have historically demonstrated a moderate to above average degree of risk of loss of principal value to pursue this objective. Some examples of typical investments might include common stocks, lower quality, medium-term fixed income products, equity mutual funds and index funds.

Trading Profits: An investment objective of Trading Profits indicates you seek to take advantage of short-term trading opportunities, which may involve establishing and liquidating positions quickly. Some examples of typical investments might include short-term purchases and sales of volatile or low priced common stocks, put or call options, spreads, straddles and/or combinations on equities or indexes. This is a high-risk strategy.

Speculation: An investment objective of Speculation indicates you seek a significant increase in the principal value of your investments and are willing to accept a corresponding greater degree of risk by investing in securities that have historically demonstrated a high degree of risk of loss of principal value to pursue this objective. Some examples of typical investments might include lower quality, long-term fixed income products, initial public offerings, volatile or low priced common stocks, the purchase or sale of put or call options, spreads, straddles and/or combinations on equities or indexes, and the use of short-term or day trading strategies.

Other: Please specify.

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Exhibit A

Form of Note

Exhibit B

Form of Warrant